CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023		Jun. 30, 2022
Operating expenses:
Research and development expenses, net	$ 15,206		$ 13,982
Marketing and business development expenses	165		478
General and administrative expenses	4,977		5,173
Total operating expenses	20,348		19,633
Financial and other income, net	1,697		779
Loss before taxes on income	18,651		18,854
Tax benefit	36		0
Net loss	18,615		18,854
Other comprehensive loss:
Change in unrealized gains (losses) on marketable securities: Unrealized gains (losses) arising during the period, net		[1]	0
Total comprehensive loss	$ 18,615		$ 18,854
Basic net loss per share	$ 0.21		$ 0.22
Diluted net loss per share	$ 0.21		$ 0.22
Weighted average number of ordinary shares used in computing basic net loss per share	86,903,741		86,486,612
Weighted average number of ordinary shares used in computing diluted net loss per share	86,903,741		86,486,612

[1]	Represents an amount lower than $1